Exhibit 99.1

MEDIHEMP, LLC AND MEDICAL CANNABIS CAREGIVERS, INC.

DBA

NATURALEAF

COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

MEDIHEMP LLC AND MEDICAL CANNABIS CAREGIVERS, ICN.

DBA NATURALEAF

COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Medihemp, LLC and Medical Cannabis Caregivers, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Medihemp, LLC and Medical Cannabis Caregivers, Inc. as of December 31, 2020 and 2019, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company's auditor since 2020

Lakewood, CO

July 8, 2021

MEDIHEMP, LLC & SUBSIDIARY AND MEDICAL CANNABIS CAREGIVERS, INC.

DBA NATURALEAF

COMBINED BALANCE SHEETS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

ASSETS	2020	2019
Current Assets
Cash and cash equivalents	$436,269	$213,697
Accounts receivable, net	—	—
Inventories	14,820	14,820
Deposits & Prepayments
Total Current Assets	451,089	228,517

Property and Equipment
Office Equipment	17,824	17,824
Equipment	90,351	90,351
Furniture and Fixtures	51,084	47,584
Leasehold Improvements	234,383	234,383
	393,643	390,143
Less accumulated depreciation and amortization	(291,467)	(261,658)
Total Property and Equipment	102,175	128,484
Other Assets
Long Term Deposits	6,000	6,000
Total Other Assets	6,000	6,000

Total Assets	$559,265	$363,001

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Accounts Payable	4,927	42,332
Accrued Liabilities	17,572	2,501
Total Current Liabilities	22,499	44,833

Long Term Liabilities
Notes Payables, related parties	391,826	287,142
Total Long Term Liabilities	391,826	287,142

Total Liabilities	414,326	331,975

Members’ Equity
Members Equity	(309,750)	(63,192)
Net Income	360,463	249,380
Accumulated Income (Deficit)	94,226	(155,162)
Total Members' Equity	144,939	31,026

Total Liabilities and Members’ Deficit	$559,265	$363,001

The accompanying Notes are an integral part of these Combined Financial Statements.

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MEDIHEMP, LLC  & SUBSIDIARY AND MEDICAL CANNABIS CAREGIVERS, LLC

DBA NATURALEAF

COMBINED STATEMENT OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019

REVENUE:
Retail Sales	$2,266,617	$1,920,519
Total Revenue	2,266,617	1,920,519

Cost of Goods Sold	1,273,202	1,157,203

GROSS PROFIT	993,415	763,315

EXPENSES
General and Administrative	595,069	468,381
Sales and Marketing	37,883	45,508
Total Expenses	632,953	513,888

OPERATING INCOME	360,463	249,427
OTHER INCOME (LOSS)
Other Income	—	3
Interest Expense	—	(50)
Total Other Income (Loss)	—	(47)

Income (loss) before income taxes	360,463	249,380
Provision (Credit) for Income Taxes	—	—

NET INCOME	$360,463	$249,380

Other Comprehensive Income (Loss)	—	—
TOTAL COMPREHENSIVE INCOME (LOSS)	$360,463	$249,380

The accompanying Notes are an integral part of these Consolidated Financial Statements.

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MEDIHEMP, LLC & SUBSIDIARY AND MEDICAL CANNABIS CAREGIVERS, INC.

DBA NATURALEAF

COMBINED STATEMENT OF CHANGES IN MEMBERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

Members' Equity

Balance, December 31, 2018	$(211,547)
Members' Distribution	(6,807)
Net Income	249,380
Balance, Balance December 31, 2019	$31,026
Members' Distribution	(246,558)
Net Income	360,463
Balance, December 31, 2020	$144,931

The accompanying notes are an integral part of these combined financial statements.

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MEDIHEMP, LLC AND AFFILIATES

DBA NATURALEAF

COMBINED STATEMENT OF CASHFLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
OPERATING ACTIVITIES:
Net Income	$360,463	$249,380

Adjustments to Reconcile Net Loss:
Depreciation	29,808	29,958

Changes in Operating Assets & Liabilities:
Accounts Receivable	—	—
Increase in Inventory	—	(14,820)
Decrease in Accounts Payable and Accrued Expenses	(22,324)	(77,069)
Net Cash Used In Operating Activities	367,947	187,449

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,500)	—
Net Cash (Used In) Investing Activities	(3,500)	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Funds received from related parties	104,684	—
Members' Distributions	(246,558)	(6,807)
Net Cash Used In Financing Activities	(141,874)	(6,807)
	—

INCREASE IN CASH & CASH EQUIVALENTS	$222,573	$180,642

CASH & CASH EQUIVALENTS, BEG OF YEAR	$213,697	$33,055

CASH & CASH EQUIVALENTS, END OF THE PERIOD	$436,269	$213,697

SUPPLEMENATAL CASH FLOW DISCLOSURES

Non Cash Investing Activities
Cash Paid for Interest	$—	$—
Cash Paid for Taxes	$—	$—

The accompanying Notes are an integral part of these Combined Financial Statements.

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 MEDIHEMP, LLC AND SUBSIDIARY AND MEDICAL CANNABIS CAREGIVERS, INC.

DBA NATURALEAF

NOTES TO THE COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

1.	NATURE OF THE ORGANIZATION AND BUSINESS

Medihemp, LLC, a Colorado limited liability company was organized on September 9,2009, its wholly-owned subsidiary, Slam Enterprises, LLC (“Slam”), a Colorado limited liability company, was initially formed on May 5, 2010. Medical Cannabis Caregivers, Inc. (MCC”), a Colorado Corporation, was initially formed October 20, 2009. The entities are under common ownership of a sole individual and do business as Naturaleaf. The entities on a combined basis are referred to “the Company” herein.

The Company produces medical cannabis flower for sale and for use in the production of other medical cannabis products, including concentrates and topicals. The Company also sells accessories and other branded products related to the cannabis industry segment.

2.	BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The combined financial statements include the accounts of Medihemp and MCC. All intercompany balances and transactions have been eliminated in combination.

Use of Estimates

The preparation of combined financial statements in accordance with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts in the combined financial statements and accompanying notes. These estimates form the basis for judgments the Company makes about the carrying values of assets and liabilities that are not readily apparent from other sources. The Company bases its estimates and judgments on historical experience and on various other assumptions that the Company believes are reasonable under the circumstances. These estimates are based on management’s knowledge about current events and expectations about actions the Company may undertake in the future. Significant estimates include, but are not limited to allowance for doubtful accounts, inventory valuation, depreciation methods and periods, and equity-based compensation. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

The Company’s cash and cash equivalents are maintained with recognized financial institutions located in the United States. The Company considers all highly liquid investments with a maturity date of less than 90 days or less to be cash equivalents. In the normal course of business, the Company may carry balances with certain financial institutions that exceed federally insured limits. The Company has not experienced losses on balances in excess of such limits and management believes the Company is not exposed to significant risks in that regard.

Concentrations of Risk

Financial instruments that potentially expose the Company to significant concentrations of credit risk consist primarily of cash and trade accounts receivable. Accounts receivables are not collateralized. The Company attempts to limit its credit risk by performing ongoing credit evaluations of its customers and maintaining adequate allowances for potential credit losses.

The Company’s revenue is derived from its retail activities and as such products are paid for at point of sale, minimalizing it credit risk.

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 MEDIHEMP, LLC AND SUBSIDIARY AND MEDICAL CANNABIS CAREGIVERS, INC.

DBA NATURALEAF

NOTES TO THE COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

Inventory

Inventory consists of merchandise for sale and finished goods Inventory is valued at the lower of cost or net realizable value. Costs of inventory purchased from third party vendors for retail sales at dispensaries is determined using the first in first out method. Costs include direct and indirect labor, consumables, materials, packaging supplies, utilities, facilities costs, quality and testing costs, production related depreciation and other overhead costs. The Company periodically reviews physical inventory for excess, obsolete, and potentially impaired items. The reserve estimate for excess and obsolete inventory is based on expected future use and on an assessment of market conditions. At December 31, 2020 and 2019, the Company’s management determined that a reserve for excess and obsolete inventory was not necessary.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation, with depreciation recognized on a straight-line basis over the shorter of the estimated useful life of the asset or the lease term, if applicable. When assets are retired or disposed, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income. Repairs and maintenance are charged to expense in the period incurred.

The estimated useful lives of property and equipment are generally as follows:

Office Equipment	3 to 5 years
Furniture and Fixtures	5 to 7 years
Equipment	5 years
Leasehold Improvements	Shorter of useful life or the remaining life of the lease

Depreciation expense for the years ended December 31, 2020 and 2019 was $29,808 and $29,958, respectively.

Related Party Transactions

The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

In accordance with ASC 850, the Company’s combined financial statements include disclosures of material related party transactions, other than compensation arrangements, expense reimbursements, and other similar items in the ordinary course of business, as well as transactions that are eliminated in the preparation of combined financial statements.

Commitments and Contingencies

The Company follows ASC 450, Contingencies, which requires the Company to assess the likelihood that a loss will be incurred from the occurrence or non-occurrence of one or more future events. Such assessment inherently involves an exercise of judgment. In assessing possible loss contingencies from legal proceedings or unasserted claims, the Company evaluates the perceived merits of such proceedings or claims, and of the relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss will be incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s combined financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

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 MEDIHEMP, LLC AND SUBSIDIARY AND MEDICAL CANNABIS CAREGIVERS, INC.

DBA NATURALEAF

NOTES TO THE COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

Risks and Uncertainties

The Company is subject to significant risks common to companies operating within the legal and medical marijuana industries, including, but not limited to, federal laws, government regulations and jurisdictional laws. Currently, under United States federal laws, the cultivation and sale of cannabis for both medical and recreational use is illegal. The Company is subject to uncertainty and risks that can have a material impact upon operations as there is no certainty as to when or if federal laws will be changed as it pertains to the status of cannabis as an illegal Schedule I drug. If the federal government elects to enforce the las as currently written or otherwise changes the laws in an adverse way with respect to cannabis, it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company. Additionally, there are no guarantees the State of Colorado and local municipalities where our operations are based will continue to allow for the legal growth and sale of cannabis for both medical and recreational purposes.

Further, the Company is subject to certain risks and uncertainties as it pertains to its federal tax returns and the treatment of costs as they pertain to IRC Section 280E.

Impact of COVID-19 Pandemic

On March 11, 2020, the World Health Organization declared the current coronavirus (“COVID-19”) outbreak to be a global pandemic. In response to this declaration and the rapid spread of COVID-19 within the United States, federal, state, and local governments throughout the country have imposed varying degrees of restrictions on social and commercial activity to promote social distancing in an effort to slow the spread of the illness. These measures had a significant adverse impact upon many sectors of the economy, including retail commerce.

All of the Company’s operational and retail activities are located in Colorado. The state of Colorado declared cannabis dispensaries and related cultivation facilities to be essential retail commerce, with restrictions as to how operations should proceed. In response to those measures and for protection of both employees and customers, the Company made required changes to operations, which did not have a material impact upon operations or the financial condition of the Company.

Advertising and Marketing Costs

Advertising and marketing costs are expensed as incurred and totaled $37,883 and $45,508 for the years ended December 31, 2020 and 2019, respectively.

Revenue Recognition

On January 1, 2020, the Company adopted Accounting Standards Update (ASU) No. 2014-09—Revenue from Contracts with Customers (Topic 606), (“ASC 606”) as amended. The revised standard requires companies to apply the following five (5) steps to recognize revenue: (1) Identify a customer along with a corresponding contract; (2) Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer; (3) Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer; (4) Allocate the transaction price to the performance obligation(s) in the contract; and (5) Recognize revenue when or as the Company satisfies the performance obligation(s). All of the Company’s revenue is within the scope of the revised standard. The Company adopted ASC 606 using the full retrospective method. Adoption of ASC 606 did not materially affect the Company’s combined net earnings, financial position, or cash flows.

Revenues consist of retail sale of cannabis and related merchandise. Revenue is recognized at the point of sale for retail customers. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy. Sales discounts were not material during the years ended December 31, 2020 and 2019.

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 MEDIHEMP, LLC AND SUBSIDIARY AND MEDICAL CANNABIS CAREGIVERS, INC.

DBA NATURALEAF

NOTES TO THE COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

Off Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements.

Income Taxes

The Company and its subsidiaries are limited liability companies under the Internal Revenue Code (IRC), all of which are taxed similar to a partnership. As such, in lieu of corporate income tax, the partners or members of the owners are taxed on their proportionate share of the owners’ income (loss). Accordingly, no provision for income taxes has been made in the accompanying combined financial statements.

The Company complies with ASC 740 – Income Taxes (“ASC 740”); accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s combined financial statements.

Recently Issued but Not Yet Adopted Accounting Pronouncements

The Company has reviewed relevant new accounting pronouncements issued but not yet adopted by the Company that may impact its combined financial statements and does not believe that there are any other new pronouncements that have been issued that might have a material impact on its financial position or results of operations except as noted below:

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), to provide guidance on recognizing lease assets and lease liabilities on the consolidated balance sheet and disclosing key information about leasing arrangements, specifically differentiating between different types of leases. The core principle of Topic 842 is that a lessee should recognize the assets and liabilities that arise from all leases. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from previous GAAP. There continues to be a differentiation between finance leases and operating leases. However, the principal difference from previous guidance is that the lease assets and lease liabilities arising from operating leases should be recognized in the consolidated balance sheet. Under ASU 2018-11, in transition, lessees and lessors are able to apply an optional transition method at the adoption date by recognizing the cumulative-effective adjustment to the opening balance of retained earnings, and not restating the comparative periods presented. The accounting applied by a lessor is largely unchanged from that applied under previous GAAP. The amendments will be effective for private companies with fiscal years beginning after December 15, 2021, including interim periods within those fiscal years, and early adoption is permitted. The Company is currently evaluating the impact of these amendments on its combined financial statements.

3. GOING CONCERN

The combined financial statements are prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business. The Company had an accumulated income of $94,226 at December 31, 2020 and recognized a net income of $360,463 for the year ended December 31, 2020.

Management believes that the actions presently being taken to further implement its business plan and generate additional revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to generate additional revenues, it does acknowledge that to pursue growth in these markets that additional funding will be required, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company's ability to further implement its business plan and generate additional revenues. The combined financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

4.	INVENTORY

Inventory is comprised of merchandise for sale, finished goods, and work-in-process such as pre-harvested cannabis plants.

Inventory consisted of finished goods at December 31, 2020 and 2019, valued at $14,820, respectively.

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 MEDIHEMP, LLC AND SUBSIDIARY AND MEDICAL CANNABIS CAREGIVERS, INC.

DBA NATURALEAF

NOTES TO THE COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

Inventory allowance includes those adjustments for such items as lower of cost or net realizable value adjustments. During the years ended December 31, 2020 and 2019, no allowance was required.

5.	RELATED PARTY TRANSACTIONS

The spouse of the Company’s sole owner is an employee of the Company and as is paid as such. Payments for such services totaled $23,503 and $54,000 for the years ended December 31, 2019 and 2020, respectively

Notes Payable – Related Party

The Company’s sole equity holder and officer has at times advanced funds to support operations of the Company. These funds do not accrue interest and are payable on demand. During the year ended December 31, 2020, $104,684 was advanced. At December 31, 2020 and 2019, $391,826 and $287,142 was outstanding, respectively.

6.	COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company does not own the properties that house its cultivation and retail activities, rather they are leased. The leases have been classified as operational leases pursuant to ASC 840 – Leases (“ASC 840”). The lease requires base rent plus common area charges including property taxes, insurance and other maintenance costs. Base rent ranges from $1,050 to $10,800 per month.

Rent expense for the years ended December 31, 2019 and 2020 was $ 203,734 and $ 213,117, respectively.

Employment Agreements

During the years ended December 31, 2020 and 2019, the Company did not have employment agreements with either of its officers or key employees.

7.	MEMBERS’ EQUITY

Capital Distributions

During the year ended December 31, 2019, a distribution of $6,807 was made to the sole equity holder.

During the year ended December 31, 2020, a distributions of $246,558 was made to the sole equity holder.

8.	SUBSEQUENT EVENTS

In accordance with ASC 855 – Subsequent Events, the Company has analyzed its operations after December 31, 2020 to the date these combined financial statements were available to be issued. The following events and transactions occurred subsequent to December 31, 2020:

On April 30, 2021, the Company closed on the acquisition of Medihemp, LLC, and its wholly owned subsidiary SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc.,.” by American Cannabis Company, Inc.

Previously, on March 11, 2021, the entities signed an Asset Purchase Agreement with American Cannabis Company, Inc. In exchange for a deposit of $20,000, a subsequent payment $1, 080,000 dollars, the execution of a promissory note for $1.1 million dollars, and the issuance of three million shares of common stock the entities agreed to sell the following assets:

1.	Three Medical Marijuana (MMC) Store Licenses;

2.	One Marijuana Infused Product Licenses (MIPS); and,

3.	One Option Premises Cultivation License (OPC); and,

4.	Related real property assets, good will, and related business assets.

A condition precedent to closing the transaction was obtaining the approval of the Colorado MED and City of Colorado Springs to the change of ownership over the cannabis licenses. On April 30, 2021, Colorado MED and the City of Colorado Springs granted approval and the transaction closed. American Cannabis Company paid $1,080,000 in cash, executed a promissory note for $1.1 million dollars and issued three million shares of restricted common stock to the equity holder of the entities.

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